FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 16, 1997


                               VIVRA INCORPORATED
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             (Exact name of registrant as specified in its charter)

      Delaware                       1-10261                        94-3096645
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   (State or other                 (Commission                    (IRS Employer
   jurisdiction of                 File Number)                      Id. No.)
   incorporation)

               1850 Gateway Drive, Suite 500, San Mateo, CA 94404
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 577-5700

Item 5.  Other Events.
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         On May 5, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99.1  Press Release.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 16, 1997

                                      VIVRA INCORPORATED



                                      By  /s/ LEANNE M. ZUMWALT
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                                              Leanne M. Zumwalt
                                              Chief Financial Officer


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